UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)

Wahed FTSE USA Shariah ETF

(HLAL)

ANNUAL REPORT

May 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Wahed FTSE USA Shariah ETF

Table of Contents

Letter to Shareholders (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overview (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Board Consideration and Approval of Advisory Agreement (Unaudited)	23
Review of Liquidity Risk Management Program (Unaudited)	25
Board of Trustees and Officers (Unaudited)	26
Supplemental Information (Unaudited)	28
Privacy Policy (Unaudited)	29

Wahed FTSE USA Shariah ETF

Letter to Shareholders

May 31, 2021 (Unaudited)

To Our Shareholders,

We again greet you with warm wishes for you and your loved-ones’ health. As families, communities and markets seek to find surer footing in the milieu of the ‘new normal,’ we reflect on the performance of our portfolios in the market in the past fiscal year and look forward with cautious optimism.

Unsurprisingly, the COVID-19 pandemic and the national attempt to recover from its financial damage was the driving force for markets and the Wahed FTSE USA Shariah ETF (ticker: HLAL, also referred to herein as the ‘Fund’) in the last year. Beginning in May 2020 and continuing through the entire second fiscal quarter of that year, the recovery push was driven by the Federal Reserves’ open-ended commitment to keeping interest rates low and buying trillions of dollars’ worth of bonds. Coupled with fiscal stimulus measures, this massive injection of money into the U.S. economy was the main catalyst behind stock indices reaching all-time highs, even as retail businesses suffered and millions of Americans filed for unemployment. In September 2020, After the furious market rally following March 2020’s COVID-induced lows, equities finally took a breather and retraced some of those gains. Still, HLAL was up 67% from March 23rd’s low through the end of August (the S&P 500 was up approximately 58% during the same period). The fourth quarter of 2020 saw continued recovery. Though markets and HLAL did react to the resurgence of COVID-19 cases in some parts of the U.S., the stability offered by the resolution of the U.S. presidential election and advent of vaccine distribution bulwarked the positive gains enjoyed by the Fund.

Although U.S. markets have continued their upward movement with ‘recovery’ as the watchword, the first two quarters of 2021 have seen increased volatility and inflationary fears due to the continued fiscal stimulus by the Federal Reserve, an expected uptick in consumer spending, and rising oil prices. Still, riding the market’s continued gains, the Fund crossed the $100 million assets under management threshold on April 23, 2021, less than two years after its inception.

Per the chart below, the fund displayed minimal tracking error to the underlying index (FTSE USA Shariah Index), well within the expected variance which was largely due to required fees and dividend distribution associated with the Fund.

Source: Bloomberg, US Bank as of 5/31/2021. Please note that returns over 1 year are not annualized

As the Fund continues to grow in size, we do not expect any changes to its stated strategy, both in passively tracking its underlying index (FTSE USA Shariah Index), as well as continuing to validate the underlying Shariah methodology of Yasaar/FTSE Russell. Furthermore, the Fund is expected to continue to hold at least 80% of its assets in index securities and minimize its cash holdings. As we have said in the past, Wahed believes that investors should not be disadvantaged for wanting to invest in line with their beliefs. This mission, of striving for equality within the financial markets, began with the launch of our robo-advisory platform and listing of HLAL, and continues to be our primary focus as we expand our offerings and access. We are privileged to continue serving our community through adversity, as experienced in the past year, and for years to come.

Best Regards,

Aris Parviz
Head of North America
Wahed Invest LLC

Wahed FTSE USA Shariah ETF

Letter to Shareholders

May 31, 2021 (Unaudited) (Continued)

DISCLAIMER

Must be preceded or accompanied by a prospectus.

One cannot invest in an index.

An investment in the Fund is subject to investment risk, including the possible loss of principal. The Fund may trade at a premium or discount to NAV. The Fund has the same risk as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commission are charged on every trade. Wahed FTSE USA Shariah ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with this fund are detailed in the “Principal Investment Risk” section of the prospectus and could include factors such as equity market risk, ETF risk, Market Capitalization risk, Market risk, new fund risk, non-diversification risk, passive investment risk, sector risk, tracking risk, Shariah-Compliant Investment risk, tracking error risk, and/or underlying index risk.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Wahed FTSE USA Shariah ETF (HLAL) is distributed by Quasar Distributors, LLC

Wahed FTSE USA Shariah ETF

Shareholder Expense Example

May 31, 2021 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (December 1, 2020 to May 31, 2021).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratios	Expenses Paid During the Period(1)
Wahed FTSE USA Shariah ETF
Actual	$1,000.00	$ 1,136.20	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$ 1,022.44	0.50%	$2.52

(1)	Expenses are calculated using the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the six-month period).

Wahed FTSE USA Shariah ETF

Performance Overview

May 31, 2021 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 5/31/2021)

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2021
Total Returns	1 Year	Since Commencement[1]
Wahed FTSE USA Shariah ETF—NAV	41.70%	23.73%
Wahed FTSE USA Shariah ETF—Market	41.81%	23.81%
FTSE USA Shariah Index Total Return	42.82%	24.51%

[1]	The Fund commenced operations on July 15, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (855) 976-4747. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FTSE Global Equity Shariah Index Series has been designed to be used as the basis for Shariah compliant investment products that meet the requirements of investors globally. Using large and mid-cap stocks from the FTSE Global Equity Index Series as a base universe, constituent are then screened against Shariah principles and standards by subject-matter experts at Yasaar Limited, to create a more discrete, certified Shariah compliant index series.

The FTSE USA Shariah Index contains U.S. stocks that meet the aforementioned criteria and is a sub-index of the FTSE Global Equity Shariah Index Series. The FTSE USA Shariah Index has been fully certified as Shariah compliant through a fatwa (Islamic legal opinion) issued by Yasaar Limited.

Wahed FTSE USA Shariah ETF

Schedule of Investments

May 31, 2021

	Shares	Value
COMMON STOCKS — 98.1%
Administrative and Support Services — 0.4%
Allegion PLC (b)	766	$107,608
Baker Hughes Co.	5,497	134,127
Farfetch Ltd. - Class A (a)(b)	1,884	87,286
Robert Half International, Inc.	913	81,065
Rollins, Inc.	1,857	63,305
		473,391
Air Transportation — 0.1%
Delta Air Lines, Inc. (a)	1,340	63,891
United Airlines Holdings, Inc. (a)	648	37,811
		101,702
Ambulatory Health Care Services — 0.3%
Laboratory Corp of America Holdings (a)	801	219,858
Quest Diagnostics, Inc.	1,116	146,944
		366,802
Apparel Manufacturing — 0.7%
Cintas Corp.	738	260,913
Lululemon Athletica, Inc. (a)	938	303,096
VF Corp.	2,699	215,164
		779,173
Beverage and Tobacco Product Manufacturing — 0.6%
Coca-Cola Europacific Partners PLC (b)	1,653	100,040
Keurig Dr. Pepper, Inc.	5,891	217,731
Monster Beverage Corp. (a)	3,088	291,106
		608,877
Broadcasting (Except Internet) — 0.2%
Liberty Broadband Corp. - Class A (a)	194	31,440
Liberty Broadband Corp. - Class C (a)	1,339	222,662
		254,102
Building Material and Garden Equipment and Supplies Dealers — 3.8%
Lowe’s Cos., Inc.	6,165	1,201,127
Snap-on, Inc.	438	111,523
The Home Depot, Inc.	9,034	2,881,033
		4,193,683
Chemical Manufacturing — 17.8%
Abbott Laboratories	14,542	1,696,324
Air Products & Chemicals, Inc.	1,853	555,270
Albemarle Corp.	970	162,068
Alexion Pharmaceuticals, Inc. (a)	1,772	312,847
Biogen, Inc. (a)	1,266	338,630
BioMarin Pharmaceutical, Inc. (a)	1,506	116,414
Bristol-Myers Squibb Co.	19,093	1,254,792
Catalent, Inc. (a)	1,358	142,359
CF Industries Holdings, Inc.	1,777	94,483
Church & Dwight Co., Inc.	2,080	178,318
Dow, Inc.	6,222	425,709
DuPont de Nemours, Inc.	4,507	381,247
Ecolab, Inc.	2,087	448,872
Eli Lilly & Co.	7,087	1,415,557
FMC Corp.	1,086	126,725
Horizon Therapeutics PLC (a)(b)	1,634	149,773
International Flavors & Fragrances, Inc.	2,085	295,382
Jazz Pharmaceuticals PLC (a)(b)	447	79,624
Johnson & Johnson	22,175	3,753,119
Linde PLC (b)	4,405	1,324,143
Merck & Co., Inc.	21,256	1,613,118
Perrigo Co. PLC (b)	1,137	52,461
PPG Industries, Inc.	1,973	354,588
Regeneron Pharmaceuticals, Inc. (a)	798	400,939
The Clorox Co.	1,045	184,683
The Estee Lauder Cos., Inc. - Class A	1,889	579,016
The Procter & Gamble Co.	20,492	2,763,346
West Pharmaceutical Services, Inc.	614	213,371
Westlake Chemical Corp.	278	28,042
		19,441,220
Clothing and Clothing Accessories Stores — 0.6%
The TJX Cos., Inc.	10,081	680,871

Computer and Electronic Product Manufacturing — 29.8% (c)
Advanced Micro Devices, Inc. (a)	10,059	805,525
Agilent Technologies, Inc.	2,557	353,198
Analog Devices, Inc.	3,080	506,968
Apple, Inc.	133,134	16,589,828
Bio-Rad Laboratories, Inc. - Class A (a)	169	101,801
Cisco Systems, Inc.	35,721	1,889,641
Danaher Corp.	5,252	1,345,247
Fortive Corp.	2,485	180,212
Hologic, Inc. (a)	2,137	134,759
HP, Inc.	10,841	316,882
Intel Corp.	34,512	1,971,325
Juniper Networks, Inc.	2,760	72,671
Marvell Technology, Inc.	5,586	269,804
Medtronic PLC (b)	11,286	1,428,695
Micron Technology, Inc. (a)	9,339	785,783
NXP Semiconductors NV (b)	2,333	493,243
PerkinElmer, Inc.	921	133,609

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Schedule of Investments

May 31, 2021 (Continued)

	Shares	Value
Computer and Electronic Product Manufacturing (continued)
QUALCOMM, Inc.	9,455	$1,272,076
Texas Instruments, Inc.	7,718	1,465,031
Thermo Fisher Scientific, Inc.	3,311	1,554,515
Trane Technologies PLC (b)	1,994	371,682
Trimble, Inc. (a)	2,086	162,270
Vontier Corp. (a)	1,270	44,552
Western Digital Corp.	2,552	191,987
Zebra Technologies Corp. - Class A (a)	429	213,234
		32,654,538
Construction of Buildings — 0.6%
DR Horton, Inc.	2,774	264,334
Lennar Corp. - Class A	2,257	223,466
Lennar Corp. - Class B	130	10,180
PulteGroup, Inc.	2,234	129,103
		627,083
Couriers and Messengers — 1.8%
FedEx Corp.	2,058	647,879
United Parcel Service, Inc. - Class B	6,023	1,292,536
		1,940,415
Electrical Equipment, Appliance and Component Manufacturing — 0.9%
Eaton Corp PLC (b)	3,363	488,476
Plug Power, Inc. (a)	3,429	105,270
Rockwell Automation, Inc.	972	256,336
Whirlpool Corp.	513	121,627
		971,709
Fabricated Metal Product Manufacturing — 1.0%
Emerson Electric Co.	4,993	477,780
Masco Corp.	2,136	128,822
Nucor Corp.	2,529	259,324
Stanley Black & Decker, Inc.	1,282	277,938
		1,143,864
Food Manufacturing — 1.2%
Archer-Daniels-Midland Co.	4,641	308,766
Bunge Ltd. (b)	1,130	98,106
Mondelez International, Inc. - Class A	11,737	745,652
The JM Smucker Co.	915	121,960
		1,274,484
Funds, Trusts and Other Financial Vehicles — 0.2%
Garmin Ltd. (b)	1,248	177,516

Furniture and Related Product Manufacturing — 0.1%
Fortune Brands Home & Security, Inc.	1,145	118,118

Gasoline Stations — 1.5%
Chevron Corp.	16,207	1,682,125

General Merchandise Stores — 1.2%
Burlington Stores, Inc. (a)	536	173,326
Dollar Tree, Inc. (a)	1,964	191,490
Target Corp.	4,204	953,972
		1,318,788
Health and Personal Care Stores — 1.3%
CVS Health Corp.	10,988	949,803
Ulta Beauty, Inc. (a)	439	151,613
Walgreens Boots Alliance, Inc.	6,074	319,857
		1,421,273
Hospitals — 0.1%
Universal Health Services, Inc. - Class B	615	98,172

Leather and Allied Product Manufacturing — 1.3%
NIKE, Inc. - Class B	10,450	1,426,007

Machinery Manufacturing — 2.6%
Applied Materials, Inc.	7,704	1,064,154
Carrier Global Corp.	7,282	334,462
Cummins, Inc.	1,233	317,226
Dover Corp.	1,206	181,503
IDEX Corp.	628	139,830
Ingersoll Rand, Inc. (a)	2,906	144,254
KLA Corp.	1,289	408,471
Pentair PLC (b)	1,376	94,903
Xylem, Inc.	1,493	176,353
		2,861,156
Management of Companies and Enterprises — 0.1%
Ceridian HCM Holding, Inc. (a)	976	87,313

Merchant Wholesalers, Durable Goods — 1.5%
Copart, Inc. (a)	1,717	221,510
Fastenal Co.	4,809	255,069
Flex Ltd. (a)(b)	4,204	76,807
Genuine Parts Co.	1,166	152,886
Henry Schein, Inc. (a)	1,180	89,727
LKQ Corp. (a)	2,540	129,439
Pool Corp.	313	136,640
TE Connectivity Ltd. (b)	2,768	375,562
WW Grainger, Inc.	366	169,151
		1,606,791

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Schedule of Investments

May 31, 2021 (Continued)

	Shares	Value
Merchant Wholesalers, Nondurable Goods — 0.5%
AmerisourceBergen Corp.	1,220	$139,983
Cardinal Health, Inc.	2,454	137,596
McKesson Corp.	1,335	256,841
		534,420
Mining (Except Oil and Gas) — 1.3%
Freeport-McMoRan, Inc.	12,173	520,031
Martin Marietta Materials, Inc.	516	187,643
Newmont Corp.	6,748	495,843
Southern Copper Corp.	679	47,353
Vulcan Materials Co.	1,105	202,569
		1,453,439
Miscellaneous Manufacturing — 3.6%
Align Technology, Inc. (a)	647	381,827
Baxter International, Inc.	4,271	350,734
Becton Dickinson and Co.	2,420	585,374
Boston Scientific Corp. (a)	12,017	511,323
DENTSPLY SIRONA, Inc.	1,831	122,531
Edwards Lifesciences Corp. (a)	5,183	497,050
STERIS PLC (b)	691	131,884
Stryker Corp.	2,909	742,580
Teleflex, Inc.	385	154,843
The Cooper Cos., Inc.	400	157,380
Zimmer Biomet Holdings, Inc.	1,732	291,548
		3,927,074
Miscellaneous Store Retailers — 0.2%
Tractor Supply Co.	969	176,067

Motor Vehicle and Parts Dealers — 0.7%
Advance Auto Parts, Inc.	539	102,264
AutoZone, Inc. (a)	180	253,188
O’Reilly Automotive, Inc. (a)	573	306,624
Sensata Technologies Holding PLC (a)(b)	1,282	76,189
		738,265
Nonmetallic Mineral Product Manufacturing — 0.3%
Corning, Inc.	6,291	274,476
Mohawk Industries, Inc. (a)	486	102,391
		376,867
Oil and Gas Extraction — 0.9%
Cabot Oil & Gas Corp.	3,285	53,874
EOG Resources, Inc.	4,882	392,220
Phillips 66	3,658	308,077
Pioneer Natural Resources Co.	1,693	257,657
		1,011,828
Paper Manufacturing — 0.6%
Avery Dennison Corp.	685	151,063
International Paper Co.	3,294	207,852
Packaging Corp. of America	777	115,501
Westrock Co.	2,185	127,429
		601,845
Petroleum and Coal Products Manufacturing — 2.2%
Exxon Mobil Corp.	35,602	2,078,089
Valero Energy Corp.	3,416	274,646
		2,352,735
Primary Metal Manufacturing — 0.1%
Steel Dynamics, Inc.	1,682	105,007

Professional, Scientific and Technical Services — 2.5%
Amdocs Ltd. (b)	1,084	84,660
CDW Corp.	1,175	194,368
Cerner Corp.	2,551	199,616
Cognizant Technology Solutions Corp. - Class A	4,485	320,946
Exact Sciences Corp. (a)	1,241	137,168
F5 Networks, Inc. (a)	512	94,940
Gartner, Inc. (a)	725	168,084
International Business Machines Corp.	7,471	1,073,882
Jack Henry & Associates, Inc.	634	97,731
Omnicom Group, Inc.	1,771	145,647
The Interpublic Group of Cos., Inc.	3,259	109,796
VMware, Inc. - Class A (a)	665	104,997
		2,731,835
Publishing Industries (Except Internet) — 5.8%
Adobe, Inc. (a)	4,035	2,035,980
Akamai Technologies, Inc. (a)	1,339	152,927
ANSYS, Inc. (a)	702	237,234
Autodesk, Inc. (a)	1,838	525,411
Cadence Design Systems, Inc. (a)	2,311	293,474
Citrix Systems, Inc.	1,024	117,719
DocuSign, Inc. (a)	1,511	304,648
Hewlett Packard Enterprise Co.	10,831	172,863
News Corp. - Class A	3,255	87,852
News Corp. - Class B	1,010	25,947
Paycom Software, Inc. (a)	401	132,170
PTC, Inc. (a)	871	116,836
Salesforce.com, Inc. (a)	7,369	1,754,559
Synopsys, Inc. (a)	1,260	320,468
Tyler Technologies, Inc. (a)	319	128,608
		6,406,696

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Schedule of Investments

May 31, 2021 (Continued)

	Shares	Value
Rail Transportation — 0.5%
Norfolk Southern Corp.	2,106	$591,575

Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 0.0% (d)
Clarivate PLC (a)(b)	1,624	48,785

Specialty Trade Contractors — 0.4%
Johnson Controls International PLC (b)	6,094	405,495

Support Activities for Agriculture and Forestry — 0.3%
Corteva, Inc.	6,294	286,377

Support Activities for Mining — 0.7%
ConocoPhillips	11,424	636,774
Diamondback Energy, Inc.	1,409	112,818
		749,592
Support Activities for Transportation — 0.5%
CH Robinson Worldwide, Inc.	1,108	107,498
Expeditors International of Washington, Inc.	1,404	176,469
JB Hunt Transport Services, Inc.	689	118,191
XPO Logistics, Inc. (a)	756	111,079
		513,237
Telecommunications — 0.8%
ResMed, Inc.	1,203	247,637
T-Mobile US, Inc. (a)	4,617	653,075
		900,712
Transit and Ground Passenger Transportation — 0.5%
Uber Technologies, Inc. (a)	11,584	588,815

Transportation Equipment Manufacturing — 4.6%
Aptiv PLC (a)(b)	2,237	336,489
Autoliv, Inc.	732	77,614
BorgWarner, Inc.	2,047	104,991
Gentex Corp.	2,057	73,023
Lear Corp.	499	96,487
PACCAR, Inc.	2,837	259,756
Tesla, Inc. (a)	6,431	4,020,790
Westinghouse Air Brake Technologies Corp.	1,508	124,802
		5,093,952
Truck Transportation — 0.2%
Old Dominion Freight Line, Inc.	805	213,687

Utilities — 1.2%
Atmos Energy Corp.	1,051	104,228
Avangrid, Inc.	459	24,180
Edison International	3,006	167,945
Exelon Corp.	8,182	369,172
Pinnacle West Capital Corp.	930	78,659
Public Service Enterprise Group, Inc.	4,239	263,327
Sempra Energy	2,431	329,376
		1,336,887
TOTAL COMMON STOCKS (Cost $87,526,776)		107,454,365

REITS — 1.3%
Real Estate — 1.3%
Equinix, Inc.	743	547,383
Prologis, Inc.	6,182	728,487
Regency Centers Corp.	1,401	90,504
TOTAL REITS (Cost $1,219,948)		1,366,374

TOTAL INVESTMENTS (Cost $88,746,724) — 99.4%		108,820,739
Other assets and liabilities, net — 0.6%		684,752
NET ASSETS — 100.0%		$109,505,491

PLC Public Limited Company

REIT Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(d)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Schedule of Investments

May 31, 2021 (Continued)

Sector Diversification as of 5/31/2021

Manufacturing	67.4%
Retail Trade	9.3
Information	6.9
Transportation & Warehousing	3.6
Mining, Quarrying & Oil & Gas Extraction	2.9
Professional, Scientific & Technical Services	2.5
Wholesale Trade	2.0
Real Estate & Rental & Leasing	1.3
Utilities	1.2
Construction	0.9
Administrative Support & Waste Management	0.4
Health Care & Social Assistance	0.4
Agriculture, Forestry, Fishing & Hunting	0.3
Finance & Insurance	0.2
Management of Companies & Enterprises	0.1
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Statement of Assets and Liabilities

May 31, 2021

Assets
Investments, at value (cost $88,746,724)	$108,820,739
Cash	549,517
Dividends receivable	180,628
Total assets	109,550,884

Liabilities
Payable to Adviser	45,393
Total liabilities	45,393
Net Assets	$109,505,491

Net Assets Consists of:
Paid-in capital	$91,255,501
Total distributable earnings	18,249,990
Net Assets	$109,505,491

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,000,000
Net Asset Value, redemption price and offering price per share	$36.50

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Statement of Operations

For the Year Ended May 31, 2021

Investment Income
Dividend income (net of withholding tax of $306)	$1,028,732
Total investment income	1,028,732

Expenses
Investment advisory fees	325,326
Total expenses	325,326
Net investment income	703,406

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on Investments	110,550
Net change in unrealized appreciation/depreciation on investments	18,629,926
Net realized and unrealized gain on investments	18,740,476
Net increase in net assets from operations	$19,443,882

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Statements of Changes in Net Assets

	Year Ended May 31, 2021	Period Ended May 31, 2020(1)
From Operations
Net investment income	$703,406	$348,909
Net realized gain (loss) on investments	110,550	(478,685)
Net change in net unrealized appreciation/depreciation on investments	18,629,926	1,444,089
Net increase in net assets resulting from operations	19,443,882	1,314,313

From Distributions
Distributable earnings	(600,225)	(265,852)
Total distributions	(600,225)	(265,852)

From Capital Share Transactions
Proceeds from shares sold	65,288,880	32,141,305
Cost of shares redeemed	(7,132,997)	(683,815)
Net increase in net assets resulting from capital share transactions	58,155,883	31,457,490

Total Increase in Net Assets	76,999,540	32,505,951

Net Assets
Beginning of period	32,505,951	—
End of period	$109,505,491	$32,505,951

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,250,000	—
Shares sold	1,975,000	1,275,000
Shares redeemed	(225,000)	(25,000)
Shares outstanding, end of period	3,000,000	1,250,000

(1)	The Fund commenced operations on July 15, 2019.

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended May 31, 2021	Period Ended May 31, 2020(1)
Net Asset Value, Beginning of Period	$26.00	$25.00

Income from investment operations:
Net investment income(2)	0.36	0.40
Net realized and unrealized gain on investments	10.44	0.90
Total from investment operations	10.80	1.30

Less distributions paid:
From net investment income	(0.30)	(0.28)
From net realized gains	—	(0.02)
Total distributions paid	(0.30)	(0.30)

Net Asset Value, End of Period	$36.50	$26.00

Total return, at NAV(3)(4)	41.70%	5.30%
Total return, at Market(3)(4)	41.81%	5.39%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$109,505	$32,506

Ratio of expenses to average net assets(5)	0.50%	0.50%

Ratio of net investment income to average net assets(5)	1.08%	1.81%

Portfolio turnover rate(4)(6)	19%	15%

(1)	The Fund commenced operations on July 15, 2019.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021

1. ORGANIZATION

Wahed FTSE USA Shariah ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a passively-managed exchange-traded fund (“ETF”). The Fund’s objective is to track the total return performance, before fees and expenses, of the FTSE USA Shariah Index (the “Index”). The Index is composed of common stocks of large and mid-capitalization U.S. companies the characteristics of which meet the requirements of the Shariah and are consistent with Islamic principles as interpreted by subject-matter experts. The Fund commenced operations on July 15, 2019.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by Wahed Invest LLC (“Wahed” or the “Adviser”), the Fund’s Investment Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability,

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at May 31, 2021 are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$107,454,365	$—	$—	$107,454,365
REITs*	1,366,374	—	—	1,366,374
Total Investments - Assets	$108,820,739	$—	$—	$108,820,739

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends has been provided for in accordance with Fund’s understanding of the applicable tax rules and regulations.

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of May 31, 2021, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of May 31, 2021, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the fiscal year 2021. At May 31, 2021, the Fund’s fiscal year end, the tax periods from commencement of operations remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Wahed, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.50%, of the Fund’s average daily net assets. Wahed has agreed to pay all expenses of the Fund except the fee paid to Wahed under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Distribution Agreement and 12b-1 Plan

Quasar Distributors, LLC (“Quasar” or the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4. CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NASDAQ Stock Market LLC, (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit consists of 25,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $500.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction imposed by cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage taxes) involved with buying the securities with cash. The Fund may determine to not charge

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Fiscal year ended May 31, 2021	$600,225	$—
Fiscal period ended May 31, 2020	265,852	—

(1)	Ordinary income includes short-term capital gains.

At May 31, 2021, the Fund’s fiscal year end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$89,868,675
Gross Unrealized Appreciation	$21,487,439
Gross Unrealized Depreciation	(2,535,375)
Net Unrealized Appreciation (Depreciation)	18,952,064
Undistributed Ordinary Income	205,819
Other Accumulated Gain (Loss)	(907,893)
Total Distributable Earnings / (Accumulated Losses)	$18,249,990

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At May 31, 2021, the Fund’s fiscal year end, the Fund had short-term capital losses of $628,664 and long-term capital losses of $279,229, which will be carried forward indefinitely to offset future realized capital gains.

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended May 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Total Distributable Earnings	Paid-In Capital
$(1,563,798)	$1,563,798

6. INVESTMENT TRANSACTIONS

During the fiscal year ended May 31, 2021, the Fund realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

Realized Gains	Realized Losses
$1,667,107	$4,187

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the fiscal year ended May 31, 2021 were as follows:

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$22,408,067	$12,123,473	$53,808,989	$6,427,188

7. PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

A complete description of the principal risks is included in the prospectus under the heading “Principal Investment Risks.”

Wahed FTSE USA Shariah ETF

Notes to Financial Statements

May 31, 2021 (Continued)

8. SUBSEQUENT EVENTS

On June 30, 2021, the Fund paid a distribution to shareholders of record on June 29, 2021 as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$0.082	$254,200

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Wahed FTSE USA Shariah ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Wahed FTSE USA Shariah ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wahed FTSE USA Shariah ETF (the “Fund”), a series of Listed Funds Trust, as of May 31, 2021, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2021

Wahed FTSE USA Shariah ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited)

At a meeting held on March 16, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the advisory agreement (the “Advisory Agreement”) between Wahed Invest, LLC (the “Adviser”) and the Trust, on behalf of the Wahed FTSE USA Shariah ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, the Advisory Agreement must be approved by: (i) the vote of the Trustees or a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of an investment advisory agreement.

Consistent with those responsibilities, prior to the Meeting, the Board reviewed written materials from the Adviser and, during the Meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Advisory Agreement. Among other things, representatives from the Adviser provided an overview of its advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services provided by the Adviser, as well as the Fund’s fees, and the operational aspects of the Fund. During the Meeting, the Board discussed the materials it received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of investment advisory agreements under the 1940 Act, considered the written materials that it received before the Meeting and the oral presentations, and deliberated on the approval of the Advisory Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the continuation of the advisory arrangements and the Trustees’ responsibilities relating thereto. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser to the Fund; (ii) Fund expenses and performance; (iii) the cost of the services provided and profits realized by the Adviser from the relationship with the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (vi) any benefits to be derived by the Adviser from the relationship with the Trust, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser has as investment adviser to the Fund, including the oversight of the activities and operations of other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Fund Expenses and Performance. The Board noted that the historical performance of the Fund was at or above the median of the peers provided. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s advisory fees, including advisory fees and

Wahed FTSE USA Shariah ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited) (Continued)

total expense ratios of those funds that might be considered peers of the Fund. With regard to the latter point, the Board considered the lack of other exchange-traded funds that pursue investment strategies similar to those of the Fund. Based on this review, the Board concluded that the investment advisory fees and expense ratios appeared to be competitive and otherwise satisfactory for the purposes of approving the Advisory Agreement.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services provided by the Adviser, the advisory fees, and the Adviser’s profitability with respect to the Fund, including the methodology used to determine such profitability. The Board also reviewed information regarding the estimated break-even point for the Fund taking into consideration potential direct and ancillary revenue received by the Adviser in connection with the services provided to the Fund. The Board took into consideration that the advisory fee for the Fund is a “unified fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other specified costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers, and paying the Fund’s other expenses out of its own resources.

Economies of Scale. The Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted that it was likely that economies of scale might be realized in the future as assets grow in size. The Board also noted, however, that any economies would, to some degree, be shared with Fund shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

Other Benefits to the Adviser. In addition to evaluating the services provided by the Adviser, the Board also considered the extent to which the Adviser may realize other benefits from its relationship to the Fund. While the Board acknowledged that the Adviser may experience reputational success if the Fund performs well, it did not identify any other potential benefits at this time. Based on its review, the Board concluded that any ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Conclusion. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees separately, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the advisory fees were fair and reasonable in light of the services provided; and (iii) agreed to continue the Advisory Agreement for an additional year with respect to the Fund.

Wahed FTSE USA Shariah ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Wahed FTSE USA Shariah ETF

Board of Trustees and Officers

May 31, 2021 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at https://funds.wahedinvest.com/.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	36	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	36	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	36	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios).

Wahed FTSE USA Shariah ETF

Board of Trustees and Officers

May 31, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	36	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Officer, U.S. Bancorp Fund Services, LLC (since 2014).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

Wahed FTSE USA Shariah ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-855-976-4747, or by visiting the Fund’s website at https://funds.wahedinvest.com/.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-855-976-4747. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-976-4747 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://funds.wahedinvest.com/.

TAX INFORMATION

The Fund designated 100.00% of its ordinary income distribution for the year ended May 31, 2021 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2021, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2021, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was 0.00%.

Wahed FTSE USA Shariah ETF

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser:

Wahed Invest LLC
12 East 49th Street, 11th Floor
New York, NY 10017

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2021	FYE 05/31/2020
Audit Fees	$15,000	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 05/31/2021	FYE 05/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 05/31/2021	FYE 05/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By(Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	8/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By(Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	8/5/2021

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	8/5/2021

*	Print the name and title of each signing officer under his or her signature.